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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4923

Longleaf Partners Funds Trust

(Exact name of registrant as specified in charter)

c/o Southeastern Asset Management, Inc.

6410 Poplar Avenue, Suite 900
                        Memphis, TN                          38119

(Address of principal executive offices)     (Zip code)

Andrew R. McCarroll, Esq.

Southeastern Asset Management, Inc.
6410 Poplar Ave., Suite 900
Memphis, TN 38119

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 761-2474

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005.

Item 1. Longleaf Partners Funds Annual Report at December 31, 2005.
Partners Fund - MANAGEMENT DISCUSSION
Partners Fund - PERFORMANCE HISTORY
Partners Fund - PORTFOLIO SUMMARY
Partners Fund - PORTFOLIO OF INVESTMENTS
International Fund - MANAGEMENT DISCUSSION
International Fund - PERFORMANCE HISTORY
International Fund - PORTFOLIO SUMMARY
International Fund - PORTFOLIO OF INVESTMENTS
Small-Cap Fund - MANAGEMENT DISCUSSION
Small-Cap Fund - PERFORMANCE HISTORY
Small-Cap Fund - PORTFOLIO SUMMARY
Small-Cap Fund - PORTFOLIO OF INVESTMENTS
STATEMENTS OF ASSETS AND LIABILITIES
FINANCIAL HIGHLIGHTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS
EXPENSE EXAMPLE
INFORMATION ON BOARDS OF TRUSTEES
FUND INFORMATION
SERVICE DIRECTORY
Item 2. Code of Ethics.
Item 3. Audit Committee Financial Expert.
Item 4. Principal Accountant Fees and Services.
Item 5. Audit Committee of Listed Registrants.
Item 6. Schedule of Investments.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Item 10. Submission of Matters to a Vote of Security Holders.
Item 11. Controls and Procedures.
Item 12. Exhibits.
EX-99.CODE ETH CODE OF ETHICS
EX-99 CERTIFICATIONS
EX-99.906 CERTIFICATIONS

Item 1.     Longleaf Partners Funds Annual Report at December 31, 2005.

LONGLEAF PARTNERS FUNDS  ®
ANNUAL REPORT
at December 31, 2005
PARTNERS FUND
INTERNATIONAL FUND
SMALL-CAP FUND

MANAGED BY:
SOUTHEASTERN ASSET MANAGEMENT, INC.
Memphis, TN

Cautionary Statement
One of Longleaf’s “Governing Principles” is that “we will communicate with our investment partners as candidly as possible,” because we believe our shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.
You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. This material must be preceded or accompanied by a Prospectus. Please read the Prospectus carefully for a discussion of fees, expenses, and risks. Current performance may be lower or higher than the performance quoted herein. You may obtain a current copy of the Prospectus or more current performance information by calling 1-800-445-9469 or at Longleaf’s website (www.longleafpartners.com).
The price-to-value ratio (“P/V”) is a calculation that compares the prices of the stocks in a portfolio to Southeastern’s appraisal of their intrinsic values. P/V represents a single data point about a Fund, and should not be construed as something more. We caution our shareholders not to give this calculation undue weight. P/V alone tells nothing about:

•	The quality of the businesses we own or the managements that run them;
•	The cash held in the portfolio and when that cash will be invested;
•	The range or distribution of individual P/V’s that comprise the average; and
•	The sources of and changes in the P/V.
When all of the above information is considered, the P/V ratio is a useful tool to gauge the attractiveness of a Fund’s potential opportunity. It does not, however, tell when that opportunity will be realized, nor does it guarantee that any particular company’s price will ever reach its value. We remind our shareholders who want to find a single silver bullet of information that investments are rarely that simple. To the extent an investor considers P/V in assessing a Fund’s return opportunity, the limits of this tool should be considered along with other factors relevant to each investor.
© 2006 Longleaf Partners Funds Trust. All Rights Reserved.
LONGLEAF PARTNERS FUNDS and the pine cone logo are registered trademarks and
LONGLEAF is a trademark of Longleaf Partners Funds Trust.

CONTENTS

Letter to Shareholders	1

Longleaf Partners Fund (Partners Fund)
Management Discussion	4
Performance History	6
Portfolio Summary	7
Portfolio of Investments	8

Longleaf Partners International Fund (International Fund)
Management Discussion	11
Performance History	14
Portfolio Summary	15
Portfolio of Investments	16

Longleaf Partners Small-Cap Fund (Small-Cap Fund)
Management Discussion	20
Performance History	22
Portfolio Summary	23
Portfolio of Investments	24
Financial Statements and Footnotes	28
Financial Highlights	40
Report of Independent Registered Public Accounting Firm	42
Statement Regarding Basis for Approval of Investment Advisory Contracts	43
Expense Example	50
Information on Boards of Trustees	52
Fund Information	54
Service Directory	55

Longleaf Partners Funds
LETTER TO SHAREHOLDERS
TO OUR SHAREHOLDERS:
We welcome 2006 with a great deal more optimism than we had a year ago. Although 2005 returns, which are shown below, did not meet all annual absolute and relative performance objectives, each of the three Longleaf Funds’ five year results continued to meaningfully outperform their respective benchmark indices. The improvements made to the Longleaf portfolios over the last twelve months were significant. Across the three Funds we added a net of seven new positions (net = new positions purchased minus positions sold) compared to net eliminations in both 2003 and 2004. We are excited and a bit relieved finally to have established a full foundation for future compounding. We believe this base should enable the Funds to meet our long-term absolute bogey of inflation plus 10%.

	2005	Five Years

Partners Fund	3.6%	8.6%
S&P 500 Index	4.9	0.5

International Fund	12.9	10.2
EAFE Index	13.5	4.6

Small-Cap Fund	10.8	13.2
Russell 2000 Index	4.6	8.2

Inflation Plus 10%	13.4	12.5
Longleaf’s Annual Report a year ago discussed four challenges we faced as we entered 2005.

(1)	Price-to-value ratios (P/ Vs) were above their historic averages in all three Funds.
(2)	Value growth at the companies we owned had been strong and was unlikely to continue at the same high rates.
(3)	Cash levels were high.
(4)	The “on-deck” list (companies that qualify for investment qualitatively and are close to our discounted price requirement) contained few names.
Beginning in the summer and continuing through year-end, we bought new positions both in the U.S. and abroad. These investments came our way thanks to a combination of out-of-favor industries, strong earnings met by stagnant stock prices, and disappointments at specific companies. The new positions together

Longleaf Partners Funds
LETTER TO SHAREHOLDERS
with good results at most existing holdings helped address the above four challenges. The results are:

(1)	The price-to-value ratios in the Partners and Small-Cap Funds have improved significantly, and the Partners Fund P/V is below the long-term average. This improvement came as a result of growing appraisals at existing holdings, new investments made at steeply discounted prices, and in the Partners Fund, minimal stock price advances in the overall portfolio. The International Fund’s P/V stayed approximately the same. Although the value growth and new investment dynamics were similar to what we saw in the U.S., foreign stock prices appreciated more.

(2)	We underestimated 2005 results for many companies we owned. Value growth in the International Fund continued at a similar rate to 2004; the Small-Cap Fund’s value growth was slightly higher than the previous year; the Partners Fund experienced mid-teens value growth, more than twice the level we saw in 2004. The management teams at many holdings proved us too conservative in our appraisals. This is the type of analytical surprise that we welcome.

(3)	Cash levels have come down significantly, particularly in the two domestic Funds, which started the year approaching 30% cash and hold less than 8% each today.

(4)	While the “on-deck” list is not immense as we enter 2006, the research activity at Southeastern is much busier than a year ago. More new ideas are being ordered and analyzed, and more qualifiers are reaching the table for serious consideration. For the first time in over three years the Partners Fund faces the possibility of having more names that we would like to own than cash to buy them.
In the second half of 2005 the patience and price discipline that we maintained over several frustrating years began to pay off as we had the necessary liquidity to purchase a number of highly qualified long-term investments. We expect that the progress we made will more than compensate for the cash we held. We enter 2006 with a great deal of confidence in each Fund’s portfolio. Although short-term stock prices are unpredictable, the foundation for longer-term performance is the best it has been in over three years. Not only are P/Vs reasonably attractive, but your capital and ours is working for us in high quality businesses with growing values. We also have capable management partners running our holdings and buying in shares at rapid rates. With the significant capital being returned to us through aggressive repurchase programs and dividends, in many cases we are

Longleaf Partners Funds
LETTER TO SHAREHOLDERS
receiving growing cash coupons that are larger than the yield on 10-year Treasury Bonds. This dynamic occurs rarely and is almost always a positive sign.
As both your managers and co-investors (we are among the largest owners of the Longleaf Partners Funds), we are confident that today’s portfolios can compound capital at above average rates over the next five years.
By now most of you have read the web site or seen the Prospectus sticker that discusses the departure of John Buford, one of our portfolio managers and analysts, from Southeastern. For those who have not seen either communication, we reprint the notice below.

After 16 successful years at Southeastern and prayerful consideration, John has chosen to enter the ministry. In 2006 he will begin a three year graduate study program at Memphis Theological Seminary. Upon completion of his degree John intends to pursue his commitment to various charitable endeavors in the Memphis community. We are grateful, not only for his contribution to Southeastern, but also for his efforts to help many others.

Southeastern Asset Management’s research team is the strongest and deepest in our 30 year history. While John will be missed, his exit at the end of the year will provide further opportunity for our younger associates who have already demonstrated their investment acumen. These analysts have played a significant role in the new investments we have made in 2005.
We hope that many of you will join us for the Funds’ shareholder presentation in Memphis. We have scheduled this event for 5:30 p.m., Tuesday, May 2 at the Bridges Center where we met last year at 477 N. Fifth Street. We look forward to reporting to our partners in person.
Sincerely,

O. Mason Hawkins, CFA Chairman & CEO Southeastern Asset Management, Inc.	G. Staley Cates, CFA President Southeastern Asset Management, Inc.

Partners Fund - MANAGEMENT DISCUSSION
Longleaf Partners Fund rose 0.9% in the fourth quarter and ended the year up 3.6%. This annual return was below inflation plus 10% and the S&P 500 which gained 4.9% in 2005. While short-term performance results were disappointing, the long-term prospects for the Fund improved greatly during the year. The Fund’s NAV performance was dwarfed by the 14% average value growth of the companies in the portfolio. In addition we added five new names, converting low-returning cash into high return opportunities. The price-to-value ratio (P/V) improved, and ended 2005 in the low-60%s, below the historic average.
Three primary sources drove the substantial decline in the P/V. First, most holdings posted strong business results. Revenues increased as did margins at many companies in the portfolio, and thus corporate values rose. Second, in a majority of companies our corporate partners invested capital most sagaciously. In particular, half of the companies in the Fund aggressively repurchased shares. If prices remain this discounted and cash flows this strong, we expect this level of activity to continue or grow in the next year. As long as our partners are buying a dollar of value at a meaningful discount, the Partners Fund’s return opportunity increases. The third source of P/V improvement came from productive portfolio management. Every new name and addition to existing holdings reduced the Fund’s overall P/V.
A number of stocks appreciated in 2005. Cemex led the pack throughout the year, rising 13% in the fourth quarter and 63% over the last twelve months. Cemex is one of the largest cement companies in the world, and we purchased the company at the end of 2004 when its stock fell with the acquisition of RMC in the U.K. Although we are normally wary of acquisitions, the purchase of RMC has produced phenomenal results. Not only has Cemex already reached savings at RMC that are 50% larger than predicted, but cement demand has continued to increase, aided by strong worldwide economic growth. The stock price somewhat reflects these results, but the best news for Longleaf shareholders is that our appraisal of Cemex has grown by over a third. The Fund holds an overweighted position in the company because, in spite of the stock’s rise, Cemex remains closer to a buy than a sell.
In addition to Cemex, Aon and NipponKoa extended their substantial gains for the year into the fourth quarter. The factors discussed in the Third Quarter Report, namely an improved outlook for insurance premiums and therefore brokers, and the market’s new-found obsession with Japan, remained in place and these stocks continued to rise as did our appraisal of each. Although Pioneer Natural Resources lost a bit of ground in the fourth quarter, the stock went up 46% during the year thanks to rising energy prices and exceedingly productive capital allocation by management. Our appraisal of the company grew even faster than the stock price, and thus the company is more discounted today than a year ago. The strong fourth quarter for Philips Electronics’ stock pushed it among the top five contributors for 2005 performance. Management continues to monetize

Partners Fund - MANAGEMENT DISCUSSION
non-core assets while improving the core lighting, medical and consumer electronics businesses. Significant stock moves during the fourth quarter at FedEx and Level 3 also aided results during the last three months.
No name is as controversial or garners as many questions as our General Motors investment. Disappointing results and ongoing challenges in the North American car and truck business have received much media attention and taken pessimism about the company to historic levels. The stock fell 36% in the fourth quarter and 52% for the year. The North American challenges are real, and our appraisal accounts for them. GM is moving forward to improve the cost structure of the auto business and get value recognized by pursuing the sale of a majority interest in GMAC. We believe that management, the board, and other significant investors are focused on resolving the issues faced in North America.
A second stock performance disappointment occurred in the Fund’s broadcast and entertainment related holdings. Although each company we own in this industry has its own set of unique drivers and competitive advantages, the group as a whole fell out of favor. Wall Street appears uncomfortable with the uncertainty that a changing competitive landscape creates. The next five years will bring change, but today’s increasing cash flow at the best franchises such as Disney, Liberty Media, Comcast and DIRECTV, is driving up values. These investments have a much larger margin of safety between price and value than a year ago, and they are among the most discounted names in the Fund.
In the third quarter we bought Dell, which we have wanted to own for a number of years. The price declined after our initial purchase, hurting the Fund’s fourth quarter and full-year return. The bigger discount presents an opportunity to pay fire sale prices for this entrenched brand that is growing revenues and profits at double-digit rates. Dell is overweighted in the portfolio because the company is a high quality business and has management with proven operational and capital allocation prowess. Because of how aggressively Dell is repurchasing its stock, the price weakness is causing value to grow even more rapidly.
The Partners Fund is a much improved portfolio from a year ago. We have traded a high cash level for investments that we believe offer significant compounding over the long term, including Dell, Liberty Media, Anheuser-Busch, Nestle and Sprint in the fourth quarter. Each of these holdings has substantial competitive strengths and in each we have management partners with outstanding records of building shareholder value. We have a high level of confidence in the Fund’s long-term prospects given the new additions to the portfolio made in 2005, the quality of the companies we already owned, the management teams we have as partners, and the fact that we are fully invested with an overall P/V in the low-60%s. We encourage our investment partners to add to their stakes in Longleaf Partners Fund.

Partners Fund - PERFORMANCE HISTORY
LONGLEAF PARTNERS FUND
Comparison of Change in Value of $10,000 Investment
Over Ten Years
AVERAGE ANNUAL RETURNS
for the periods ended December 31, 2005

	Partners	Inflation	S&P 500
	Fund	Plus 10%	Index

One Year	3.62%	13.42%	4.91%
Five Years	8.64	12.49	0.54
Ten Years	12.71	12.52	9.07
Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is shown with all dividends and distributions reinvested. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation. Current performance may be lower or higher than the performance quoted. Please call 1-800-445-9469 or view Longleaf’s website (www.longleafpartners.com) for more current performance information.

Partners Fund - PORTFOLIO SUMMARY
TABLE OF PORTFOLIO HOLDINGS

		Net
		Assets

Common Stock		96.8%
Dell Inc.	7.7
Cemex S.A. de C.V.	7.7
Koninklijke Philips Electronics N.V.	7.5
Aon Corporation	6.0
The NipponKoa Insurance Company, Ltd.	5.8
Vivendi Universal, S.A.	5.6
FedEx Corporation	5.4
Yum! Brands, Inc.	5.3
Pioneer Natural Resources Company	5.1
The Walt Disney Corporation	5.0
Liberty Media Corporation	4.8
The DIRECTV Group, Inc.	4.6
Comcast Corporation	4.5
Anheuser-Busch Companies, Inc.	3.9
Waste Management, Inc.	3.5
General Motors Corporation	3.2
Telephone and Data Systems, Inc.	2.9
Level 3 Communications, Inc.	2.6
Sprint Nextel Corporation	2.6
Knight-Ridder, Inc.	2.1
Discovery Holding Company	0.8
Nestle S.A.	0.2
Corporate Bonds		2.7
Level 3 Communications, Inc.	2.7
Cash Reserves		0.5

		100.0%

PORTFOLIO CHANGES
January 1, 2005 through December 31, 2005

New Holdings	Eliminations

Anheuser-Busch Companies, Inc.	Diageo plc
Dell Inc.
Discovery Holding Company – Class A
(Spin-off of Liberty Media Corporation)
Level 3 Communications, Inc. 10%
Convertible Senior Notes due 5-1-11
Liberty Media Corporation – Class A
Nestle S.A.
Sprint Nextel Corporation
Telephone and Data Systems, Inc – Special

Partners Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2005

Shares			Value

Common Stock 96.8%
		Automobiles 3.2%
14,240,000		General Motors Corporation	$276,540,800
		Beverages 3.9%
7,912,800		Anheuser-Busch Companies, Inc.	339,933,888
		Broadcasting and Cable 9.1%
1,668,996	*	Comcast Corporation – Class A	43,327,136
13,779,563	*	Comcast Corporation – Class A Special	353,996,974
28,510,400	*	The DIRECTV Group, Inc.	402,566,848

			799,890,958

		Construction Materials 7.7%
9,740,580		Cemex S.A. de C.V. (Foreign)	57,779,297
10,422,871		Cemex S.A. de C.V. ADS (Foreign)	618,388,936

			676,168,233

		Entertainment 10.6%
4,335,344	*	Discovery Holding Company – Class A	65,680,461
53,369,448	*	Liberty Media Corporation – Class A	420,017,556
18,465,000		The Walt Disney Corporation	442,606,050

			928,304,067

		Environmental Services 3.5%
10,161,100		Waste Management, Inc.	308,389,385
		Food 0.2%
55,000		Nestle S.A. (Foreign)	16,448,520
		Insurance Brokerage 6.0%
14,627,000		Aon Corporation	525,840,650
		Multi-Industry 5.6%
11,590,986		Vivendi Universal, S.A. (Foreign)(d)	363,084,515
4,141,900		Vivendi Universal, S.A. ADR (Foreign)	130,179,917

			493,264,432

		Natural Resources 5.1%
8,784,400		Pioneer Natural Resources Company(b)	450,376,188
		Property & Casualty Insurance 5.8%
63,701,000		The NipponKoa Insurance Company, Ltd. (Foreign)(b)(d)	510,969,144
		Publishing 2.1%
2,973,300		Knight-Ridder, Inc.	188,209,890
		Restaurants 5.3%
9,880,000		Yum! Brands, Inc.	463,174,400
See Notes to Financial Statements.

Partners Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2005

Shares			Value

		Technology 15.2%
22,657,672	*	Dell Inc.	$679,503,583
19,232,035		Koninklijke (Royal) Philips Electronics N.V. (Foreign)	597,657,060
1,941,965		Koninklijke (Royal) Philips Electronics N.V. ADR (Foreign)	60,395,112

			1,337,555,755

		Telecommunications 8.1%
81,029,000	*	Level 3 Communications, Inc.(b)	232,553,230
9,678,600		Sprint Nextel Corporation	226,092,096
1,530,800		Telephone and Data Systems, Inc.	55,154,724
5,666,200		Telephone and Data Systems, Inc. – Special	196,107,182

			709,907,232

		Transportation 5.4%
4,570,200		FedEx Corporation(d)	472,512,978

		Total Common Stocks (Cost $6,445,323,692)	8,497,486,520

Principal
Amount

Corporate Bonds 2.7%
Telecommunications 2.7%
222,079,000	Level 3 Communications, Inc. 10% Convertible Senior Notes due 5-1-11 (Cost $222,079,000)(b)(c)	235,102,601
Short-Term Obligations 0.5%
40,772,000	Repurchase Agreement with State Street Bank, 3.65% due 1-3-06, Repurchase price $40,788,535 (Collateralized by U.S. government agency securities)	40,772,000

Total Investments (Cost $6,708,174,692)(a)	100.0%	8,773,361,121
Other Assets and Liabilities, Net	0.0	5,843,978

Net Assets	100.0%	$8,779,205,099

Net asset value per share		$30.97

*  Non-income producing security

(a)	Aggregate cost for federal income tax purposes is $6,729,135,228. Net unrealized appreciation of $2,065,186,429 consists of unrealized appreciation and depreciation of $2,662,834,828 and $(597,648,399), respectively.
(b)	Affiliated issuer. See Note 7.
(c)	Illiquid and board valued. See Note 8.
(d)	All or a portion designated as collateral for forward currency contracts. See Note 10.

Note:	Companies designated as “Foreign” are headquartered outside the U.S. and represent 27% of net assets.
See Notes to Financial Statements.

Partners Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2005
OPEN FORWARD CURRENCY CONTRACTS

			Unrealized
Currency	Currency Sold and	Currency	Gain
Units Sold	Settlement Date	Market Value	(Loss)

34,540,000	Euro 2-27-06	$41,023,587	$2,168,338
278,268,000	Euro 6-2-06	332,300,571	(4,025,029)
26,331,000,000	Japanese Yen 2-27-06	224,865,141	15,666,512
12,930,000,000	Japanese Yen 4-7-06	110,998,478	1,934,386
22,083,000,000	Japanese Yen 6-2-06	190,942,282	(3,091,385)

		$900,130,059	$12,652,822

See Notes to Financial Statements.

International Fund - MANAGEMENT DISCUSSION
Longleaf Partners International Fund gained 12.9% in 2005 after rising 3.0% in the fourth quarter. The EAFE Index was up 4.1% during the quarter, and increased 13.5% for the year. Since inception in October of 1998, the Fund has returned 15.3% per year against 5.7% for EAFE.
Cemex, NipponKoa, Olympus and Philips contributed the most to the year’s results. Cemex’s stock price began to reflect its outstanding operational performance combined with increased global demand for cement. NipponKoa’s value exploded as underwriting operations remained profitable while its investment portfolio grew with the Japanese stock market. Olympus’ high-growth medical business began to overshadow its unprofitable camera business. Philips continued to improve its capital management policies even in the face of difficult markets, most recently by announcing the possible separation of the semiconductor business.
All seven of the Fund’s biggest decliners belonged to two broad industry groups: insurance (Willis, Fairfax) and the rapidly converging media/telecom sector (SKY Perfect, NTT DoCoMo, News Corp, British Sky Broadcasting (BSkyB), and Nippon Telegraph and Telephone). With the exception of Fairfax, appraisals at each of these companies grew. Fairfax’s price decline, which occurred mostly in the fourth quarter, accompanied an industry-wide inquiry related to finite reinsurance, which Fairfax states it has accounted for appropriately. The insurance brokerage industry suffered early in the year from competitive pricing and the loss of contingent commissions. In addition, Willis’ opportunistic hiring in the face of industry turmoil increased the company’s expenses. By the end of the year, the stock began to recover as Willis reported improved organic growth and substantial share repurchases. The media companies seemed to decline for a single reason: uncertainty about the future economics of a converged digital information market. We have not buried our heads in the sand about the risk the future holds for traditional media. In some cases, such as music and newspapers, we have lowered our appraisals. Nevertheless, we continue to find value in our media/telecom holdings. We believe that most of these risks have existed for years, but were simply ignored. Today, they are more than reflected in the prices of the Fund’s holdings, all of which generate solid free cash flow and hold valuable customer and technical franchises that may prove far more durable than the market currently expects.
Once again, foreign exchange hedges heavily influenced the Fund’s accounting results, this time for the better. As we noted last year, the performance of these hedges was approximately offset by the foreign currency related performance of the corresponding equity positions.

International Fund - MANAGEMENT DISCUSSION
Performance approached our absolute return target of inflation plus 10%. The price-to-value ratio (P/V) ended the year approximately where it began, in the low-70%s. While this level remains elevated compared to the long-term average, the combination of value growth and new discounted holdings enabled the P/V to remain stable over the last year even with the Fund’s low double-digit return. Delivering solid results while upgrading the portfolio made 2005 an excellent year.
It was also a transitional year. The sales of Gendis, Nippon Broadcasting, Ezaki Glico, and BIL International and the purchases of Nestle and BSkyB concluded a multi-year trend. In broad terms, the single-market, smaller-cap names that formed the core of the portfolio for many years have been replaced by large or even mega-cap names with global franchises. At the same time, and for related reasons, the Fund for the first time in its history holds more European names than Asian names. Japan in particular has shifted from a land of limitless opportunity for value investors into a more normal market, with both positive (active M&A, better management) and negative (higher prices, increased competition) consequences.
What has driven this transition? Certainly not a change of research focus or a particular preference for larger cap stocks. We remain opportunists unwed to any particular geography or industry. The popularity of international stocks described in last year’s Annual Report has intensified. Despite the dollar’s strength in the face of universal consensus that it would decline, 2005 inflows into international mutual funds exceeded 2004’s record-setting pace by over 60%. In addition, hedge funds and private equity funds, aided by low interest rates, aggressively pursued increasingly large buyouts. As a result, companies deemed potential buyout targets traded at prices implying an imminent takeout while companies deemed “too big to take” were ignored because they lacked an immediate catalyst. Frequently, deteriorating fundamentals served to increase enthusiasm for smaller companies that suddenly appeared vulnerable even as larger companies reported excellent results and improved capital allocation to yawning markets. This was the exact opposite of the trend that prevailed just five years ago when large-cap momentum investors pursued only the largest cap companies in their quest to mimic the major indices.
This market shift explains our ability to sell a single product Japanese confectionary company such as Ezaki Glico at a far higher multiple of earnings than we were able to buy Nestle, perhaps the world’s most valuable global food franchise. By the same token, we sold a Byzantine, poorly managed Japanese media conglomerate such as Nippon Broadcasting (NBS) and bought an incredibly focused and

International Fund - MANAGEMENT DISCUSSION
shareholder oriented BSkyB. Both NBS and Ezaki Glico were excellent investments, but we enter 2006 with a much improved hand vis-à-vis 2005 even though the P/ V is similar.
Portfolio sales highlighted one other critical point that we often discuss with shareholders: the primacy of margin of safety over daily liquidity. In one of his first letters to investors in his original partnership, Warren Buffett described a situation in which “our block of stock increased in value as its size grew, particularly after we became the second largest stockholder with sufficient voting power to warrant consultation on any merger proposal.”1At BIL, Ezaki Glico, NBS and Gendis, our position resembled Buffett’s in that we held over 10% of each company’s outstanding shares, accumulated patiently over many years at bargain prices. Some obsevers questioned the wisdom of holding such large stakes because they thought we could never exit without hurting the stock price. In fact, in each case, our large stake allowed us to exit in one or two trades at a large premium to what we would have received had we sold a much smaller stake in the stock market and, with the exception of Gendis, at a substantial profit. We do not intentionally seek large stakes or influence over management when we initiate positions. However, we do not shrink from these situations because they provide double-barreled protection. Our large blocks frequently attract a premium in the frenzied atmosphere that characterizes the final stage of a successful investment. On the downside, they provide us with an important measure of influence if management misbehaves.
Like so many other parts of our investment operation, our ability to extract maximum value from larger stakes relies on your partnership and shared focus on long-term results. We could not execute this strategy if our shareholder partners rushed in and out of the Fund with the tides of sentiment. The Fund remains closed until we find enough opportunities to benefit existing shareholders by putting new money to work. Thank you for your support.

[1]	Letter to Buffett Partnership Ltd. Partners, February 11, 1959.

International Fund - PERFORMANCE HISTORY
LONGLEAF PARTNERS INTERNATIONAL FUND
Comparison of Change in Value of $10,000 Investment
Since Public Offering 10/26/98
AVERAGE ANNUAL RETURNS
for the periods ended December 31, 2005

	International	Inflation	EAFE
	Fund	Plus 10%	Index

One Year	12.88%	13.42%	13.54%
Five Years	10.18	12.49	4.55
Since Public Offering 10/26/98	15.25	12.58	5.68
Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The EAFE Index is shown with all dividends and distributions reinvested. In 1998, the EAFE was available at month-end only; therefore, the EAFE value at October 31, 1998 was used to calculate performance since public offering. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation. Current performance may be lower or higher than the performance quoted. Please call 1-800-445-9469 or view Longleaf’s website (www.longleafpartners.com) for more current performance information.

International Fund - PORTFOLIO SUMMARY
TABLE OF PORTFOLIO HOLDINGS

		Net
		Assets

Common Stock		88.0%
The NipponKoa Insurance Company, Ltd.	8.0
Cemex S.A. de C.V.	7.4
Koninklijke Philips Electronics N.V.	6.6
Shaw Communications Inc.	5.9
Olympus Corporation	5.8
The News Corporation	5.2
Vivendi Universal, S.A.	5.1
Millea Holdings, Inc.	5.0
Nestle S.A.	4.9
Molson Coors Brewing Company	4.9
British Sky Broadcasting Group plc	4.7
Willis Group Holdings Limited	4.6
Fairfax Financial Holdings Limited	4.6
Renault S.A.	4.5
Yum! Brands, Inc.	3.9
KDDI Corporation	3.4
NTT DoCoMo, Inc.	2.2
SKY Perfect Communications Inc.	1.3
Cash Reserves		11.5
Other Assets and Liabilities, net		0.5

		100.0%

PORTFOLIO CHANGES
January 1, 2005 through December 31, 2005

New Holdings	Eliminations

British Sky Broadcasting	BIL International Limited
Group plc	Diageo plc
Nestle S.A.	Ezaki Glico Co., Ltd.
Nissin Food Products	Gendis Inc.
Co., Ltd.	Nippon Broadcasting System, Inc.
Nippon Telegraph and Telephone Corporation
Nissin Food Products Co., Ltd.

International Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2005

Shares		Value

Common Stock 88.0%
	Automobiles 4.5%
1,597,000	Renault S.A. (France)(b)	$130,263,170
	Beverages 4.9%
2,089,600	Molson Coors Brewing Company (United States)(b)	139,982,304
	Broadcasting and Cable 17.1%
15,984,000	British Sky Broadcasting Group plc (United Kingdom)(b)	136,546,043
9,041,240	The News Corporation (United States)	150,174,996
7,808,900	Shaw Communications Inc. – Class B (Canada)(b)	169,296,952
46,941	SKY Perfect Communications Inc. (Japan)(b)	36,737,646

		492,755,637

	Construction Materials 7.4%
2,355,494	Cemex S.A. de C.V. (Mexico)	13,972,350
3,380,491	Cemex S.A. de C.V. ADS (Mexico)	200,564,531

		214,536,881

	Food 4.9%
469,000	Nestle S.A. (Switzerland)	140,261,015
	Insurance Brokerage 4.6%
3,586,000	Willis Group Holdings Limited (United Kingdom)	132,466,840
	Medical and Photo Equipment 5.8%
6,405,000	Olympus Corporation (Japan)(b)	168,359,690
	Multi-Industry 5.1%
4,653,000	Vivendi Universal, S.A. (France)(b)	145,753,972
	Property & Casualty Insurance 17.6%
910,000	Fairfax Financial Holdings Limited (Canada)	131,509,677
8,396	Millea Holdings, Inc. (Japan)	144,519,269
28,556,000	The NipponKoa Insurance Company, Ltd. (Japan)(b)	229,058,176

		505,087,122

	Restaurants 3.9%
2,418,000	Yum! Brands, Inc. (United States)	113,355,840
See Notes to Financial Statements.

International Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2005

Shares		Value

	Technology 6.6%
3,044,931	Koninklijke (Royal) Philips Electronics N.V. (Netherlands)	$94,624,646
3,063,069	Koninklijke (Royal) Philips Electronics N.V. ADR (Netherlands)	95,261,446

		189,886,092

	Telecommunications 5.6%
17,163	KDDI Corporation (Japan)	98,959,936
41,647	NTT DoCoMo, Inc. (Japan)(b)	63,564,336

		162,524,272

	Total Common Stocks (Cost $1,770,593,891)	2,535,232,835

Principal
Amount

Short-Term Obligations 11.5%
131,592,000	Repurchase Agreement with State Street Bank, 3.65% due 1-3-06, Repurchase price $131,645,368(Collateralized by U.S. government agency securities)	131,592,000
200,000,000	U.S. Treasury Bills, 3.58% – 3.58% due 1-12-06 to 1-19-06	199,720,195

Total Short-Term Obligations	331,312,195

Total Investments (Cost $2,101,906,086)(a)	99.5%	2,866,545,030
Other Assets and Liabilities, Net	0.5	14,184,517

Net Assets	100.0%	$2,880,729,547

Net asset value per share	$17.36

(a)	Also represents aggregate cost for federal income tax purposes. Net unrealized appreciation of $764,638,944 consists of unrealized appreciation and depreciation of $796,853,619 and $(32,214,675), respectively.
(b)	All or a portion designated as collateral for forward currency contracts. See Note 10.

Note:	Country listed in parenthesis after each company indicates location of headquarters/primary operations.
See Notes to Financial Statements.

International Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2005
OPEN FORWARD CURRENCY CONTRACTS

			Unrealized
Currency	Currency Sold and	Currency	Gain
Units Sold	Settlement Date	Market Value	(Loss)

78,600,000	British Pound 4-7-06	$135,306,441	$2,379,519
152,200,000	Canadian Dollar 2-27-06	131,153,757	(2,437,955)
77,000,000	Canadian Dollar 4-7-06	66,401,237	(606,142)
40,707,000	Canadian Dollar 6-2-06	35,154,292	13,743
8,864,000	Euro 2-27-06	10,527,883	167,065
79,497,000	Euro 6-2-06	94,933,296	(1,149,890)
30,141,000,000	Japanese Yen 2-27-06	257,402,309	17,933,399
7,700,000,000	Japanese Yen 4-7-06	66,101,182	2,230,288
31,411,337,000	Japanese Yen 6-2-06	271,600,433	(4,397,253)

		$1,068,580,830	$14,132,774

COUNTRY WEIGHTINGS

	Equity	Net
	Only	Assets

Japan	29.2%	25.7%
United States	15.9	14.0
Canada	11.9	10.5
France	10.9	9.6
United Kingdom	10.6	9.3
Mexico	8.5	7.4
Netherlands	7.5	6.6
Switzerland	5.5	4.9

	100.0%	88.0

Cash, other assets and liabilities, net		12.0

		100.0%

See Notes to Financial Statements.

Intentionally Left Blank

Small-Cap Fund - MANAGEMENT DISCUSSION
Longleaf Partners Small-Cap Fund finished the year up 10.8% following a solid fourth quarter gain of 4.4%. These results far outpaced the Russell 2000 Index’s return of 4.6% for 2005 and 1.1% over the last three months. Although the Fund did not quite reach inflation plus 10% for the year, double-digit compounding added to Small-Cap’s successful long-term record.
The portfolio made significant progress during 2005. We began the year with almost 30% cash. Thanks to finding a number of new investments for the first time in several years, cash fell to under 8%. We also had strong value growth at existing holdings working in our favor. The combination of new purchases and value growth helped lower the portfolio’s price-to-value ratio (P/V) from peak levels to the low-70%s. While still above the long-term average, the P/V improvement is noteworthy, especially given the double-digit performance.
Only four of the nine new names are full positions because prices rose beyond our required discount before we could buy as much stock as desired. Fortunately, two filled orders were Pioneer Natural Resources and Olympus. These two holdings helped drive the Fund’s results with each stock up over 30% since purchase. Not only did Pioneer’s stock appreciate but our appraisal also grew with rising energy prices and exceedingly productive capital allocation by management. Olympus’ high-growth medical business began to overshadow its unprofitable camera business. Olympus was one of the top performers in the fourth quarter as well as for the year.
Level 3’s results indicated improved pricing for its Internet Protocol and transport businesses, and the company announced its purchase of WilTel in the fourth quarter. This industry consolidation should generate substantial cost savings. The good news helped drive up Level 3’s stock and bonds, particularly in the fourth quarter. Small-Cap’s combined position had a meaningfully positive impact on 2005 results.
Only four holdings, Hollinger, Jacuzzi, Molson Coors, and Fairfax, lost ground over the year and none had a material impact on the Fund’s performance. Fairfax’s fourth quarter decline accompanied an industry-wide inquiry related to finite reinsurance, which Fairfax states it has accounted for appropriately.
We sold two names in 2005 – the remaining profitable stake in Texas Industries in the first quarter, and Neiman Marcus in the fourth. Neiman, which private investors bought for $100 per share, serves as a good example of how the combination of a great business and particularly capable management can escalate investment returns. We purchased Neiman in the mid-20s in late 1999 as the technology bubble overshadowed all non-tech stocks. Given the quality of

Small-Cap Fund - MANAGEMENT DISCUSSION
Neiman’s brand and its superior sales per square foot, we believed that we were buying a 60-cent dollar with good prospects for value growth. Over the six year period, in spite of the dot-com bust and an economic recession, our appraisal of Neiman more than doubled. Not only did the initial gap between price and value close, but thanks to the operational talent of management, superior value growth helped accelerate our total return to over 300%. Neiman was the largest contributor to performance in 2005.
After three years of 22.3% average annual returns, the Small-Cap Fund portfolio is surprisingly attractive, particularly compared to a year ago. While the P/V is higher than the long-term average, it has improved by a meaningful amount. In addition the Fund has replaced its low returning cash reserves with high quality businesses that offer much greater opportunity. The next three years’ performance is unlikely to outpace the last three, but we do believe the Fund is well positioned to meet inflation plus 10% over the long run.

Small-Cap Fund - PERFORMANCE HISTORY
LONGLEAF PARTNERS SMALL-CAP FUND
Comparison of Change in Value of $10,000 Investment
Over Ten Years
AVERAGE ANNUAL RETURNS
for the periods ended December 31, 2005

	Small-Cap	Inflation	Russell 2000
	Fund	Plus 10%	Index

One Year	10.75%	13.42%	4.55%
Five Years	13.17	12.49	8.22
Ten Years	15.26	12.52	9.26
Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 2000 Index is shown with all dividends and distributions reinvested. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation. Current performance may be lower or higher than the performance quoted. Please call 1-800-445-9469 or view Longleaf’s website (www.longleafpartners.com) for more current performance information.

Small-Cap Fund - PORTFOLIO SUMMARY
TABLE OF PORTFOLIO HOLDINGS

		Net
		Assets

Common Stock		82.0%
Shaw Communications Inc.	6.7
Discovery Holding Company	6.4
Olympus Corporation	5.7
Pioneer Natural Resources Company	5.5
Everest Re Group, Ltd.	5.1
IHOP Corp.	5.0
Hilb, Rogal & Hobbs Company	4.8
Hasbro, Inc.	4.8
Molson Coors Brewing Company	4.7
Fairfax Financial Holdings Limited	4.5
Service Corporation International	4.4
Jacuzzi Brands, Inc.	4.4
PepsiAmericas, Inc.	4.3
Willis Group Holdings Limited	3.3
Ruddick Corporation	3.1
Level 3 Communications, Inc.	2.8
Deltic Timber Corporation	2.0
U.S.I. Holdings Corporation	1.2
Potlatch Corporation	1.0
Vail Resorts, Inc.	1.0
Odyssey Re Holdings Corp.	0.7
Hollinger International Inc.	0.5
Saks Incorporated	0.1
Corporate Bonds		10.3
Level 3 Communications, Inc.	10.3
Cash Reserves		7.3
Other Assets and Liabilities, net		0.4

		100.0%

PORTFOLIO CHANGES
January 1, 2005 through December 31, 2005

New Holdings	Eliminations

Discovery Holding Company - Class A	The Neiman Marcus Group, Inc.
Hollinger International Inc.	Texas Industries, Inc.
Olympus Corporation
Pioneer Natural Resources Company
Potlatch Corporation
Saks Incorporated
Service Corporation International
U.S.I. Holdings Corporation
Willis Group Holdings Limited

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2005

Shares			Value

Common Stock 82.0%
		Beverages 9.0%
1,981,000		Molson Coors Brewing Company(c)	$132,707,190
5,262,900		PepsiAmericas, Inc.	122,415,054

			255,122,244

		Broadcasting and Cable 6.7%
8,716,700		Shaw Communications Inc. – Class B (Foreign)(c)	188,978,056
		Entertainment 6.4%
11,922,000	*	Discovery Holding Company – Class A	180,618,300
		Funeral Services 4.4%
15,286,300		Service Corporation International(b)	125,041,934
		Grocery – Retail 3.1%
4,069,700		Ruddick Corporation(b)	86,603,216
		Insurance Brokerage 9.3%
3,526,400		Hilb Rogal & Hobbs Company(b)	135,801,664
2,385,076	*	U.S.I. Holdings Corporation	32,842,497
2,513,000		Willis Group Holdings Limited (Foreign)	92,830,220

			261,474,381

		Manufacturing 4.4%
14,609,800	*	Jacuzzi Brands, Inc.(b)	122,722,320
		Medical and Photo Equipment 5.7%
6,149,000		Olympus Corporation (Foreign)	161,630,559
		Natural Resources 8.5%
1,062,000		Deltic Timber Corporation(b)	55,075,320
3,012,200		Pioneer Natural Resources Company	154,435,494
552,000		Potlatch Corporation	28,140,960

			237,651,774

		Property & Casualty Insurance 10.3%
1,421,800		Everest Re Group, Ltd. (Foreign)	142,677,630
886,000		Fairfax Financial Holdings Limited (Foreign)	128,041,290
843,800		Odyssey Re Holdings Corp.	21,162,504

			291,881,424

		Publishing 0.5%
1,479,200		Hollinger International Inc.	13,253,632
		Real Estate 1.0%
817,117	*	Vail Resorts, Inc.	26,989,375
		Restaurants 5.0%
2,978,100		IHOP Corp.(b)	139,702,671
See Notes to Financial Statements.

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2005

Shares			Value

		Retail 0.1%
119,600		Saks Incorporated	$2,016,456
		Telecommunications 2.8%
27,197,271	*	Level 3 Communications, Inc.	78,056,168
		Toys 4.8%
6,727,000		Hasbro, Inc.	135,750,860

		Total Common Stocks (Cost $1,842,360,807)	2,307,493,370

Principal
Amount

Corporate Bonds 10.3%
	Telecommunications 10.3%
7,600,000	Level 3 Communications, Inc., 11% Senior Notes due 3-15-08	7,182,000
224,700,000	Level 3 Communications, Inc., 9.125% Senior Notes due 5-1-08	205,600,500
105,964,000	Level 3 Communications, Inc., 6% Convertible Subordinated Notes due 9-15-09	70,466,060
10,800,000	Level 3 Communications, Inc., 6% Convertible Subordinated Notes due 3-15-10	6,979,500

	Total Corporate Bonds (Cost $250,709,010)	290,228,060

Short-Term Obligations 7.3%
104,763,000	Repurchase Agreement with State Street Bank, 3.65% due 1-3-06, Repurchase price $104,805,487 (Collateralized by U.S. government agency securities)	104,763,000
100,000,000	U.S. Treasury Bills, 3.57% – 3.58% due 1-12-06 to 2-9-06	99,756,097

Total Short-Term Obligations	204,519,097

Total Investments (Cost $2,297,588,914)(a)	99.6%	2,802,240,527
Other Assets and Liabilities, Net	0.4	10,302,018

Net Assets	100.0%	$2,812,542,545

Net asset value per share	$27.02

*  Non-income producing security

(a)	Also represents aggregate cost for federal income tax purposes. Net unrealized appreciation of $504,651,613 consists of unrealized appreciation and depreciation of $542,876,610 and $(38,224,997), respectively.
(b)	Affiliated issuer. See Note 7.
(c)	Designated as collateral for forward currency contracts. See Note 10.

Note:	Companies designated as “Foreign” are headquartered outside the U.S. and represent 25% of net assets.
See Notes to Financial Statements.

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2005
OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	(Loss)

68,700,000	Canadian Dollar 2-27-06	$59,200,151	$(1,100,443)
96,474,000	Canadian Dollar 3-28-06	83,195,930	(1,018,950)

		$142,396,081	$(2,119,393)

See Notes to Financial Statements.

Intentionally Left Blank

Longleaf Partners Funds
STATEMENTS OF ASSETS AND LIABILITIES
at December 31, 2005

	Partners	International	Small-Cap
	Fund	Fund	Fund

Assets:
Investments:
Affiliated securities, at market value (cost $842,484,145, $0 and $544,604,524, respectively) (Note 2 and 7)	$1,429,001,163	$–	$664,947,125
Other securities, at market value (cost $5,865,690,547, $2,101,906,086 and $1,752,984,390, respectively) (Note 2)	7,344,359,958	2,866,545,030	2,137,293,402

Total Investments	8,773,361,121	2,866,545,030	2,802,240,527
Cash	155	999	851
Receivable for:
Fund shares sold	4,009,549	1,278,950	1,397,287
Dividends and interest	9,099,502	797,674	7,256,812
Securities sold	19,022,798	2,610,476	8,840,428
Forward currency contracts (Note 2)	12,652,822	14,132,774	–
Prepaid assets	175,293	68,089	61,294

Total Assets	8,818,321,240	2,885,433,992	2,819,797,199

Liabilities:
Payable for:
Fund shares redeemed	32,065,169	703,988	2,834,628
Investment counsel fee (Note 3)	5,814,770	3,569,714	1,885,485
Administration fee (Note 4)	763,978	243,111	240,073
Forward currency contracts (Note 2)	–	–	2,119,393
Other accrued expenses	472,224	187,632	175,075

Total Liabilities	39,116,141	4,704,445	7,254,654

	$8,779,205,099	$2,880,729,547	$2,812,542,545

Net Assets:
Net assets consist of:
Paid-in capital	$6,606,267,390	$2,046,469,563	$2,298,949,453
Undistributed net investment income (loss)	1,490,693	(175,352)	1,031,145
Accumulated net realized gain on investments and foreign currency	93,607,765	55,663,618	10,029,728
Unrealized gain on investments and foreign currency	2,077,839,251	778,771,718	502,532,219

Net Assets	$8,779,205,099	$2,880,729,547	$2,812,542,545

Net asset value per share	$30.97	$17.36	$27.02

Fund shares issued and outstanding	283,491,136	165,953,290	104,076,305
See Notes to Financial Statements.

Longleaf Partners Funds
STATEMENTS OF OPERATIONS
for the year ended December 31, 2005

	Partners	International	Small-Cap
	Fund	Fund	Fund

Investment Income:
Income:
Dividends from non-affiliates (net of foreign tax withheld of $3,572,111, $2,421,867 and $548,329, respectively)	$108,479,378	$32,071,264	$13,472,674
Dividends from affiliates (net of foreign tax withheld of $312,581, $62,664, and $0, respectively) (Note 7)	6,071,098	832,533	7,132,040
Interest	48,918,172	8,785,211	63,088,049
Litigation settlement	501,958	–	–

Total income	163,970,606	41,689,008	83,692,763

Expenses:
Investment counsel fee (Note 3)	67,204,850	38,922,078	20,996,452
Administration fee (Note 4)	8,827,313	2,615,319	2,666,194
Transfer agent fees and expenses	1,876,208	558,227	520,388
Custodian fees and expenses	689,003	398,298	39,798
Prospectus and shareholder reports	664,999	185,000	132,500
Trustees’ fees and expenses	265,615	138,640	138,740
Registration fees	73,720	48,187	201,299
Professional fees	58,235	53,227	74,316
Other	234,760	87,766	93,498

Total expenses	79,894,703	43,006,742	24,863,185

Net investment income(loss)	84,075,903	(1,317,734)	58,829,578

Realized and unrealized gain:
Net realized gain(loss):
Non-affiliated securities	151,006,359	11,162,949	176,650,262
Affiliated securities (Note 7)	–	136,571,860	80,067,568
Forward currency contracts	93,087,334	63,401,009	(13,264,321)
Foreign currency transactions	(753,484)	(417,898)	(26,995)

Net gain	243,340,209	210,717,920	243,426,514

Change in unrealized appreciation (depreciation):
Securities	(65,919,016)	53,382,357	(35,380,633)
Other assets, liabilities and forwards	47,632,185	62,098,033	6,645,944

Change in net unrealized appreciation (depreciation)	(18,286,831)	115,480,390	(28,734,689)

Net realized and unrealized gain	225,053,378	326,198,310	214,691,825

Net increase in net assets resulting from operations	$309,129,281	$324,880,576	$273,521,403

See Notes to Financial Statements.

Longleaf Partners Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Partners Fund

	Year ended December 31,

	2005	2004

Operations:
Net investment income (loss)	$84,075,903	$22,107,734
Net realized gain from investments and foreign currency transactions	243,340,209	431,031,437
Net change in unrealized appreciation (depreciation) of securities, other assets, liabilities and forwards	(18,286,831)	132,969,547

Net increase in net assets resulting from operations	309,129,281	586,108,718

Distributions to shareholders:
From net investment income	(81,831,726)	(41,083,617)
From net realized gain on investments	(325,057,284)	(176,600,734)

Net decrease in net assets resulting from distributions	(406,889,010)	(217,684,351)

Capital share transactions (Note 6):
Net proceeds from sale of shares	928,952,979	1,799,651,526
Net asset value of shares issued to shareholders for reinvestment of shareholder distributions	370,526,435	195,398,551
Cost of shares redeemed	(1,421,979,891)	(1,032,976,645)

Net increase (decrease) in net assets from fund share transactions	(122,500,477)	962,073,432

Total increase (decrease) in net assets	(220,260,206)	1,330,497,799
Net assets:
Beginning of year	8,999,465,305	7,668,967,506

End of year	$8,779,205,099	$8,999,465,305

Undistributed net investment income included in net assets at end of year	$1,490,693	$ –
See Notes to Financial Statements.

Longleaf Partners Funds
STATEMENTS OF CHANGES IN NET ASSETS

International Fund		Small-Cap Fund

Year ended December 31,		Year ended December 31,

2005	2004	2005	2004

$(1,317,734)	$(13,472,823)	$58,829,578	$37,359,462
210,717,920	46,765,198	243,426,514	456,750,848
115,480,390	194,437,934	(28,734,689)	(143,946,394)

324,880,576	227,730,309	273,521,403	350,163,916

–	–	(58,057,866)	(37,602,433)
(30,392,470)	–	(450,808,249)	(222,981,460)

(30,392,470)	–	(508,866,115)	(260,583,893)

405,945,388	695,678,169	385,120,467	305,304,370
27,692,238	–	467,477,965	239,101,276
(427,030,964)	(267,354,688)	(478,553,991)	(325,228,207)

6,606,662	428,323,481	374,044,441	219,177,439

301,094,768	656,053,790	138,699,729	308,757,462
2,579,634,779	1,923,580,989	2,673,842,816	2,365,085,354

$2,880,729,547	$2,579,634,779	$2,812,542,545	$2,673,842,816

$(175,352)	$ –	$1,031,145	$286,428
See Notes to Financial Statements.

Longleaf Partners Funds
STATEMENTS OF CHANGES IN NET ASSETS
Longleaf Partners Funds
NOTES TO FINANCIAL STATEMENTS
Note 1. Organization
The Longleaf Partners Fund, Longleaf Partners International Fund, and Longleaf Partners Small-Cap Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.
Note 2. Significant Accounting Policies
Management Estimates
The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America; these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.
Security Valuation
Portfolio securities listed or traded on a securities exchange (U.S. or foreign), on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices, are valued at the last sale price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day’s close.
In the case of bonds and other fixed income securities, valuations may be furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities.
When market quotations are not readily available, valuations of portfolio securities may be determined in accordance with procedures established by and under the general supervision of the Funds’ Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available including news regarding significant market or security specific events. The Board may also utilize a service provided by an independent third party to assist in fair valuation of certain securities. These factors are subject to change over time and are reviewed periodically. Because the utilization of fair value depends on market activity, the frequency with which fair valuation may be used cannot be predicted. Estimated values may differ from the values that would have been used had a ready market for the investment existed.

Repurchase agreements are valued at cost which, combined with accrued interest, approximates market value. Short-term U.S. Government obligations are valued at amortized cost which approximates current market value.
The Funds determine net asset values (“NAVs”) once a day, at the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on weekends. We generally price foreign securities at the latest market close in the foreign market, which may be at different times or days than the close of the New York Stock Exchange. If events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the New York Stock Exchange, we may price the foreign securities at fair value as determined by the Board of Trustees, consistent with any regulatory guidelines.
Accounting for Investments
For financial reporting purposes, the Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is able to obtain information on the dividend. Interest income and Fund expenses are recognized on an accrual basis.
Distributions to Shareholders
Dividends and distributions to shareholders are recorded on the ex-dividend date.
Federal Income Taxes
The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. The Funds intend to make any required distributions to avoid the application of a 4% nondeductible excise tax. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.
Foreign Currency Translations
The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market values of investment securities, assets and liabilities are translated into U.S. dollars daily.
The Funds do not isolate the portion of net realized and unrealized gains or losses in equity security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying equity securities.
Forward Currency Contracts
Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts are treated as realized and are subject to distribution at our excise tax year-end date.
Risk of Forward Currency Contracts
The Funds generally use forward currency contracts for hedging purposes to offset currency exposure in portfolio holdings. Each Fund may seek to hedge foreign currency exposure to the full extent of its investment in foreign securities, but there is no requirement that all foreign securities be hedged. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or, considered separately, may produce a loss. Where a liquid secondary market for forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited.
Repurchase Agreements
The Funds may engage in repurchase agreement transactions. The Funds’ custodian bank sells U.S. government or agency securities to each Fund under agreements to repurchase these securities at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through its custodian, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If the custodian becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.
Note 3. Investment Counsel Agreement
Southeastern Asset Management, Inc. (“Southeastern”) serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule for the Partners Fund and Small-Cap Fund:

First $400 million of average daily net assets	1.00%
In excess of $400 million	.75%
For the Partners and Small-Cap Funds, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that each Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.5% of average annual net assets. No such reductions were necessary for the current year.
The International Fund fee is calculated in accordance with the following schedule:

First $2.5 billion of average daily net assets	1.50%
In excess of $2.5 billion	1.25%
For this Fund, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that the Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.75% of average annual net assets. No reduction was necessary for the current year.
Note 4. Fund Administrator
Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, proxy statements, daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.
Note 5. Investment Transactions
Purchases and sales of equity securities and corporate bonds for the period (excluding short-term obligations) are summarized below:

	Purchases	Sales

Partners Fund	$2,537,157,847	$498,326,882
International Fund	469,797,398	385,649,949
Small-Cap Fund	848,802,470	380,387,784
Note 6. Shares of Beneficial Interest
Each Fund is authorized to issue unlimited shares of beneficial interest with no par value. Transactions in shares of beneficial interest were as follows:

	Year ended December 31, 2005

	Partners	International	Small-Cap
	Fund	Fund	Fund

Shares sold	29,716,877	25,083,276	13,109,002
Reinvestment of shareholder distributions	11,980,119	1,647,367	17,551,992
Shares redeemed	(45,564,127)	(26,645,660)	(16,170,526)

	(3,867,131)	84,983	14,490,468

	Year ended December 31, 2004

	Partners	International	Small-Cap
	Fund	Fund	Fund

Shares sold	59,331,596	47,752,771	10,373,781
Reinvestment of shareholder distributions	6,433,178	–	8,150,873
Shares redeemed	(34,219,805)	(18,235,626)	(11,043,869)

	31,544,969	29,517,145	7,480,785

Note 7. Affiliated Issuer
Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock. Each Fund held at least five percent of the outstanding voting stock of the following companies during the year ended December 31, 2005:

	Shares(a) at		Market Value at December 31,
	December 31,
	2005		2005	2004

Partners Fund
Level 3 Communications, Inc.*	81,029,000		$232,553,230	$274,688,310
Level 3 Communications, Inc. 10% Convertible Senior Notes due 5-1-11 (Note 8)	222,079,000	(b)	235,102,601	–
The NipponKoa Insurance Company, Ltd.	63,701,000		510,969,144	433,293,618
Pioneer Natural Resources Company	8,784,400		450,376,188	303,302,610

			1,429,001,163	1,011,284,538

International Fund
BIL International Limited	–		–	76,324,014
Ezaki Glico Co., Ltd.	–		–	72,293,862
Gendis Inc.*	–		–	6,570,264
Nippon Broadcasting System, Inc.	–		–	107,056,846

			–	262,244,986

Small-Cap Fund
Adolph Coors Company – Class B(c)	–		–	146,951,140
Deltic Timber Corporation	1,062,000		55,075,320	59,688,945
Hilb Rogal & Hobbs Company	3,526,400		135,801,664	127,796,736
IHOP Corp.	2,978,100		139,702,671	124,752,609
Jacuzzi Brands, Inc.*	14,609,800		122,722,320	76,987,170
Ruddick Corporation	4,069,700		86,603,216	73,618,029
Service Corporation International	15,286,300		125,041,934	–
Texas Industries, Inc.	–		–	122,745,126

			$664,947,125	$732,539,755

Purchases, sales and dividend income for these affiliates for the year ended December 31, 2005 were as follows:

			Dividend
			or Interest
	Purchases	Sales	Income(d)

Partners Fund
Level 3 Communications, Inc.*	$–	$–	$–
Level 3 Communications, Inc. 10% Convertible Senior Notes due 5-1-11 (Note 8)	222,079,000	–	16,470,859	(e)
The NipponKoa Insurance Company, Ltd.	–	–	4,152,860
Pioneer Natural Resources Company	5,348,297	–	1,918,238

	227,427,297	–	22,541,957

International Fund
BIL International Limited	–	89,130,990	–
Ezaki Glico Co., Ltd.	–	100,649,264	832,533
Gendis Inc.*	–	5,539,728	–
Nippon Broadcasting System, Inc.	–	124,250,106	–

		319,570,088	832,533

Small-Cap Fund
Adolph Coors Company – Class B(c)	–	–	–
Deltic Timber Corporation	–	15,295,028	299,313
Hilb Rogal & Hobbs Company	–	–	1,586,880
IHOP Corp	–	–	2,978,100
Jacuzzi Brands, Inc.*	49,044,971	–	–
Ruddick Corporation	13,342,576	–	1,567,720
Service Corporation International	124,053,288	–	596,115
Texas Industries, Inc.	–	126,336,899	103,913

	$186,440,835	$141,631,927	$7,132,041

*  Non-income producing

(a)	Common stock unless otherwise noted.
(b)	Principal amount.
(c)	Merged to become Molson Coors Brewing Company (not an affiliate).
(d)	Dividend income unless otherwise noted.
(e)	Interest income.
Note 8. Illiquid Security
The Partners Fund owns $222,079,000 principal amount of Level 3 Communications, Inc. 10% Convertible Senior Notes due 5-1-11. These notes were acquired directly from Level 3 in an offering registered on Form S-3 under the Securities Act of 1933, and the notes have likewise been registered for resale on Form S-3. Due to the lack of an active trading market, all or a portion of this position may be illiquid. These Level 3 bonds represent 2.7% of the Partners Fund’s net assets at December 31, 2005 and are board valued (See Note 2).

Note 9. Related Ownership
At December 31, 2005, officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned more than 5% of the following Funds:

	Shares Owned	Percent of Fund

International Fund	10,251,624	6.2%
Small-Cap Fund	7,287,240	7.0
Note 10. Collateral
Securities with the following aggregate value were segregated to collateralize forward currency contracts at December 31, 2005:

Partners Fund	$1,030,996,451
International Fund	1,167,589,557
Small-Cap Fund	321,685,246
Note 11. Federal Income Taxes
Required fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.
Distributions were subject to tax as follows:

	Year Ended December 31, 2005

	Partners	International	Small-Cap

Long-term capital gains	$275,472,275	$30,392,470	$450,808,249
Ordinary income	131,416,735	–	58,057,866

	$406,889,010	$30,392,470	$508,866,115

	Year Ended December 31, 2004

	Partners	International	Small-Cap

Long-term capital gains	$176,600,734	$–	$222,981,460
Ordinary income	41,083,617	–	37,602,433

	$217,684,351	$–	$260,583,893

For the year ended December 31, 2005, the Funds used tax loss carryforwards as follows:

	Partners	International	Small-Cap

Loss carryforwards used in 2005	$–	$(144,993,963)	$–
The tax-basis components of net assets at December 31, 2005 were as follows:

	Partners	International	Small-Cap

Unrealized appreciation	$2,662,834,828	$796,853,620	$542,876,609
Unrealized depreciation	(618,608,935)	(32,214,676)	(38,224,997)

Net unrealized appreciation	2,044,225,893	764,638,944	504,651,612
Undistributed long-term capital gains	120,527,367	64,235,275	5,127,152
Deferred post-October 31st losses	–	(175,352)	(26,364)
Undistributed ordinary income	8,184,449	5,561,117	3,840,692
Paid-in capital	6,606,267,390	2,046,469,563	2,298,949,453

	$8,779,205,099	$2,880,729,547	$2,812,542,545

Longleaf Partners Funds
FINANCIAL HIGHLIGHTS
The presentation is for a share outstanding throughout each year.

			Net
			Gains
	Net		(Losses) on			Distri-
	Asset	Net	Securities	Total	Dividends	butions
	Value	Investment	Realized	From	from Net	from
	Beginning	Income	and	Investment	Investment	Capital
	of Period	(Loss)	Unrealized	Operations	Income	Gains

Partners Fund
Year ended December 31,
2005	$31.32	$.29	$.83	$1.12	$(.29)	$(1.18)
2004	29.98	.07	2.05	2.12	(.15)	(.63)
2003	22.24	.08	7.66	7.74	–	–
2002	24.51	.04	(2.08)	(2.04)	(.04)	(.14)
2001	22.71	.20	2.13	2.33	(.20)	(.33)
International Fund
Year ended December 31,
2005	15.55	(.01)	2.01	2.00	–	(.19)
2004	14.11	(.08)	1.52	1.44	–	–
2003	9.97	(.07)	4.21	4.14	–	–
2002	12.34	(.06)	(1.99)	(2.05)	–	(.32)
2001	12.06	.13	1.13	1.26	(.13)	(.85)
Small-Cap Fund
Year ended December 31,
2005	29.85	.58	2.43	3.01	(.57)	(5.27)
2004	28.81	.42	3.75	4.17	(.43)	(2.70)
2003	20.33	.45	8.47	8.92	(.44)	–
2002	21.68	.52	(1.32)	(0.80)	(.53)	(.02)
2001	22.62	.24	.90	1.14	(.24)	(1.84)

(a)	Total return reflects the rate that an investor would have earned on investment in the Fund during each year, assuming reinvestment of all distributions.

(b)	Expenses presented include dividend expense and brokerage fees for short-sales. The operating expense ratios for 2002 and 2001 were 1.69% and 1.73%, respectively (Note 3).

Longleaf Partners Funds
FINANCIAL HIGHLIGHTS

							Ratio of
					Ratio of		Net
		Net			Expenses		Investment
		Asset		Net Assets	to		Income
Return	Total	Value		End of	Average		(Loss) to	Portfolio
of	Distri-	End of	Total	Period	Net		Average	Turnover
Capital	butions	Period	Return(a)	(thousands)	Assets		Net Assets	Rate

$–	$(1.47)	$30.97	3.62%	$8,779,205	.91%		.95%	6.64%
–	(.78)	31.32	7.14	8,999,465	.90		.28	13.38
–	–	29.98	34.80	7,668,968	.91		.32	7.37
(.05)	(.23)	22.24	(8.34)	4,787,662	.91		.17	19.57
–	(.53)	24.51	10.34	4,509,042	.94		.89	18.43
–	(.19)	17.36	12.88	2,880,730	1.64		(.05)	16.93
–	–	15.55	10.21	2,579,635	1.66		(.57)	18.86
–	–	14.11	41.52	1,923,581	1.68		(.68)	10.18
–	(.32)	9.97	(16.51)	1,086,714	1.80	(b)	(.68)	15.86
–	(.98)	12.34	10.47	834,010	1.82	(b)	1.17	32.44
–	(5.84)	27.02	10.75	2,812,543	.93		2.21	17.28
–	(3.13)	29.85	14.78	2,673,843	.93		1.52	31.04
–	(.44)	28.81	43.85	2,365,085	.95		1.89	4.44
–	(.55)	20.33	(3.74)	1,677,194	.95		2.43	16.91
–	(2.08)	21.68	5.45	1,634,115	.96		1.14	40.39

Longleaf Partners Funds
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders of Longleaf Partners Funds Trust:
In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Longleaf Partners Funds Trust (comprised of Longleaf Partners Fund, Longleaf Partners International Fund, and Longleaf Partners Small-Cap Fund, hereafter referred to as the “Funds”) at December 31, 2005, and the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States.) Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Baltimore, Maryland
February 3, 2006

Longleaf Partners Funds
STATEMENT REGARDING BASIS FOR APPROVAL OF
INVESTMENT ADVISORY CONTRACTS
Longleaf Partners Fund, Longleaf Partners International Fund, and Longleaf Partners Small-Cap Fund (the “Funds”) are series of Longleaf Partners Funds Trust, a Massachusetts business trust which is an open-end management investment company registered with the US Securities and Exchange Commission. Southeastern Asset Management, Inc. (“Southeastern”) acts as investment counsel and fund administrator under agreements with each Fund (the “Investment Counsel and Fund Administration Agreements”). Trustees for each Fund, including Trustees who are not “interested persons” of the Funds as that term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), are responsible for overseeing the performance of Southeastern and meet annually to review information specific to each Fund to determine whether to approve the Investment Counsel and Fund Administration Agreements with Southeastern.
On September 20, 2005, Trustees for each Fund met to determine whether to approve the Investment Counsel and Fund Administration Agreements with Southeastern for the period November 1, 2005 to October 31, 2006. In advance of the meeting, the Independent Trustees reviewed materials relating to the existing Investment Counsel and Fund Administration Agreements. An independent expense and performance summary prepared by Lipper Inc. included comparisons of each Fund with funds in a comparable Lipper universe, as well as additional funds selected for comparison by the Independent Trustees. Trustees analyzed this comparative Lipper data regarding management and non-management fees and expenses, portfolio turnover, brokerage commissions, investment performance and long-term performance in light of total fund expenses (the “Lipper Data.”) Trustees also considered additional information concerning the nature, extent and quality of Southeastern’s services, Southeastern’s profitability and financial results, including advisory fee revenue and separate account advisory fee schedules, and whether economies of scale are shared with Fund investors as assets under management increase. Based on the data reviewed, as well as information received throughout the year and first-hand experience with Southeastern’s personnel, the Trustees for each Fund unanimously approved the selection of Southeastern as adviser and administrator, and the fees to be paid by each Fund under its Investment Counsel and Fund Administration Agreement with Southeastern.
In considering the Investment Counsel and Fund Administration Agreements, the Trustees did not identify any single factor as all-important or controlling, and each Trustee may have weighed information differently. The following summary

Longleaf Partners Funds
STATEMENT REGARDING BASIS FOR APPROVAL OF
INVESTMENT ADVISORY CONTRACTS
does not detail all the factors considered, but does discuss the material factors and the Trustees’ conclusions with respect thereto:
Nature, Extent and Quality of Services Provided
While the investment performance of each Fund and Southeastern (discussed below) is certainly relevant to an evaluation of the nature, extent and quality of services provided, the Trustees also considered Southeastern’s governing principles in managing the Funds as significant. These principles appear at the beginning of the Funds’ Prospectus, where Southeastern states that

•	We will treat your investment in Longleaf as if it were our own.

•	We will remain significant investors with you in Longleaf.

•	We will invest for the long-term, while striving to maximize returns and minimize business, financial, purchasing power, regulatory and market risks.

•	We will choose our equity investments based on their discounts from our appraisals of their corporate intrinsic values, their financial strengths, their managements, their competitive positions, and our assessment of their future earnings potential.

•	We will concentrate our assets in our best ideas.

•	We will not impose loads, exit fees or 12b-1 charges on our investment partners.[1]

•	We will consider closing the Funds to new investors if closing would benefit existing shareholders.

•	We will discourage short-term speculators and market timers from joining us, the long-term investors in Longleaf.

•	We will continue our efforts to enhance shareholder services.

•	We will communicate with our investment partners as candidly as possible.
The Trustees concluded that Southeastern had successfully operated each Fund under these governing principles, and that Longleaf shareholders had received a significant benefit from Southeastern’s successful execution of its investment discipline, as well as its shareholder oriented approach. The Trustees looked

[1]	This principle does not preclude a redemption fee (payable to the Funds) for short-term trades if the Funds’ Trustees determine a fee would be necessary or appropriate to discourage short-term speculators and market timers.

Longleaf Partners Funds
STATEMENT REGARDING BASIS FOR APPROVAL OF
INVESTMENT ADVISORY CONTRACTS
favorably on Southeastern’s unique Code of Ethics requirement that employees use Longleaf for virtually all public equity investing. The Trustees noted that, as one of the largest shareholder groups, Southeastern and its affiliates’ interests are aligned with other shareholders, as they face the same risks, pay the same fees, and are highly motivated to achieve positive absolute returns. In addition, significant investment by Southeastern’s personnel has contributed to the economies of scale which have lowered fees and expenses for shareholders over time.
The Trustees also recognized that significant goodwill had been established in the Longleaf name over the years because of Southeastern’s consistent implementation of the governing principles, noting that Southeastern and the Funds had continued to receive recognition in the press, and among industry observers and participants, for the quality of its investment process, as well as its shareholder orientation and integrity. The Trustees expressed confidence in the research, analysis, knowledge and 30-year experience of Southeastern. The Trustees concluded that shareholders buying the Funds do so primarily to gain access to Southeastern’s investment expertise and shareholder orientation, and weighed this favorably in approving the Investment Counsel and Fund Administration Agreements.
Trustees also determined that Southeastern’s performance of certain administrative services, including fund accounting, legal, trading, compliance and oversight of Fund operations, had been of a high quality and weighed in favor of approving Southeastern for another year. Trustees observed that Southeastern had been open, responsive, timely and cooperative in working with them to obtain information required to oversee the Funds.
Comparative Investment Performance of the Funds and Adviser
Using the Lipper Data, the Trustees compared each Fund to other similar funds, as well as the following objective benchmarks: inflation plus 10%, and each Fund’s market index plus 200 basis points for periods ended June 30, 2005. The Trustees noted that all three Longleaf Partners Funds’ long-term results exceeded inflation plus 10% and its index plus 2%, their absolute and relative objectives. A significant factor to all Trustees was that Southeastern had the courage to stand behind its convictions, following strict application of its investment discipline, often buying companies currently out of favor. The Trustees concluded that this approach, even though performance may lag in the short term, is consistent with each Fund’s long-term investment horizon.
The Trustees reviewed after-tax performance information for each Fund and noted that taxable shareholders significantly benefited from Southeastern’s

Longleaf Partners Funds
STATEMENT REGARDING BASIS FOR APPROVAL OF
INVESTMENT ADVISORY CONTRACTS
long-term, low turnover, tax efficient management style as compared to more actively traded funds. The Trustees weighed this factor favorably when considering renewing the contracts with Southeastern.
The Costs of the Services to be Provided and Profits to be Realized by the Investment Adviser and its Affiliates from the Relationship with the Fund
The Trustees considered each Fund’s management fee rates and expense ratios relative to similar funds selected by Lipper and the Independent Trustees, industry averages, and relative to advisory fees charged to Southeastern’s private account clients.
While Southeastern’s management fee for each Fund was above average, non-management fees were below average, due in part to Southeastern’s performance and/or oversight of various Fund operating functions. While the Trustees considered these fees separately, they concluded that total expenses borne by Fund shareholders were the more important consideration. In addition, the Trustees weighed favorably the fact that Southeastern had foregone additional fee income in each Fund’s early years through application of the expense limitation, and in later years by closing Funds and limiting additional assets to protect shareholder interests. The Trustees noted that all three Longleaf Funds were currently closed. The Trustees also recognized that Southeastern does not have an affiliated entity providing transfer agent, custodian, broker-dealer or services other than investment management and fund administration. Accordingly, Southeastern does not generate additional fees for itself through related entities, and Southeastern does not allocate Fund brokerage to pay its expenses. The transparency of Southeastern’s fees and lack of supplemental sources of revenue was a significant factor to the Trustees.
With respect to Longleaf Partners Fund and Longleaf Partners Small-Cap Fund, for the five and ten year periods ended June 30, 2005, each Fund generated above average returns at below average total expenses when compared to their Lipper universes. With respect to Longleaf Partners International Fund, for the five year and since inception periods ended June 30, 2005, the Fund’s total expenses were above the average of the Lipper universe, but its performance was also significantly above average. The Trustees took into account this significant excess performance, as well as a fee break introduced in 2003, when evaluating the fee level of the International Fund. In light of the qualifications, experience, reputation, and performance of Southeastern with respect to each Fund, as well as the steps taken to limit or reduce receipt of fees over time, the Trustees concluded that fees paid to Southeastern by each Fund are reasonable.

Longleaf Partners Funds
STATEMENT REGARDING BASIS FOR APPROVAL OF
INVESTMENT ADVISORY CONTRACTS
The Trustees compared the fees paid to Southeastern by the Funds with those paid by Southeastern’s private account clients, and noted that the range of services provided to the Funds is more extensive than those provided to Southeastern’s other clients, and that the risks associated with operating an SEC registered, publicly traded mutual fund are greater. The work required to structure and oversee the Funds is more extensive because of the complex overlay of regulatory, tax and accounting issues which are unique to mutual funds, and the work required to service shareholders is more extensive because of the significantly greater number. With respect to risk, not only has regulation become more complex and burdensome, but the scrutiny of regulators and shareholders has gotten more intense. The Trustees concluded that there are reasonable justifications for the differences in fee rates between the two lines of business.
The Trustees reviewed reports of Southeastern’s financial position, including overall revenues and expenses of the firm, as well as an Investment Manager Profitability Analysis prepared by Lipper Inc. While the Trustees considered the profitability of Southeastern as a whole, they did not evaluate on a Fund by Fund basis Southeastern’s profitability and/or costs. Because no generally accepted cost allocation methodology exists, and estimating the cost of providing services on a Fund specific basis is difficult, Southeastern provided its complete financial statements to the Trustees and stipulated conservatively for renewal purposes that its operation of each Fund should be considered highly profitable, at least as profitable as, if not more profitable than, investment managers with similar assets under management. The Trustees concluded that it was not unreasonable for Southeastern to receive significant profits from its operation of each Fund, in light of its successful investment management and strong shareholder orientation, as well as steps the firm had taken to limit or reduce its fees over time. The Trustees also gave weight to the preferences and expectations of individual Fund shareholders and their relative sophistication, noting that the level of assets under management (despite closing often, no sales force, or 12b-1 plan) is a direct result of Southeastern’s successful asset management and strong shareholder orientation. Similarly, if a shareholder wants to redeem, he or she is not constrained by the thought of having to pay a redemption fee or to recoup a front-end load. Thus, in assessing whether the costs of Southeastern’s services and its resulting profits are reasonable, the Trustees considered it relevant that the Funds’ asset base consists of shareholders who have freely chosen to retain access to Southeastern’s services.

Longleaf Partners Funds
STATEMENT REGARDING BASIS FOR APPROVAL OF
INVESTMENT ADVISORY CONTRACTS
The Extent to which Economies of Scale would be Realized as each Fund Grows, and whether Current Fee Levels Reflect these Economies of Scale for the Benefit of Fund Investors
Southeastern’s fee structure for each Fund contains a breakpoint, so that economies of scale are realized as each Fund grows. The Trustees noted that Southeastern bore costs in excess of each Fund’s expense limitation in early years, and that total expenses of each Fund have declined as a percentage of Fund assets over time. The Trustees recognized that the fee levels for Longleaf Partners Fund and Longleaf Partners Small-Cap Fund currently reflect a greater sharing of economies of scale than the fee for Longleaf Partners International Fund. The Trustees noted that Southeastern had introduced a breakpoint for the International Fund in 2003 at the $2.5 billion asset level, and that the Fund had only recently reached the breakpoint level, due in part to the International Fund’s closing in February 2004. Because Southeastern and the Trustees expect that the International Fund has the capacity to grow significantly larger than $2.5 billion, the Trustees anticipate additional sharing of economies of scale as the Fund grows. The Trustees were satisfied that breakpoints of each Fund were set at appropriate levels, and that there was sufficient sharing of economies of scale with Fund shareholders.
Conclusion
While the material factors considered by the Trustees are enumerated and summarized above, all information reviewed by the Trustees was considered and weighed in the aggregate by each individual Trustee prior to making a renewal decision. Based on this analysis with respect to each Fund, all Trustees, including the Independent Trustees, concluded that Southeastern’s fee structure was fair and reasonable in light of the nature and quality of services provided, and concluded that approval of the Investment Counsel and Fund Administration Agreements was in the best interest of each Fund and its shareholders.

Intentionally Left Blank

Longleaf Partners Funds
EXPENSE EXAMPLE
Shareholders of mutual funds may incur two types of costs: (1) ongoing costs, including management fees, transfer agent fees, and other fund expenses; and (2) transaction costs, including sale charges (loads) and redemption fees. Longleaf does not charge transaction fees of any sort.
The following examples are intended to show the ongoing costs (in dollars) of investing in the Longleaf Funds and to enable you to compare the costs of investing in other mutual funds. Each example is based on an investment of $1,000 made at July 1, 2005 and held through December 31, 2005.
Actual Expenses
The table below provides information about actual account values and actual expenses using each Fund’s actual return for the period. To estimate the expenses that you paid over the period, divide your account balance by $1,000 (for example, a $12,500 account balance divided by $1,000 = 12.5), then multiply the result by the number in the third line entitled “Expenses Paid During Period.”
Ongoing Expenses and Actual Fund Returns
for the period July 1, 2005 to December 31, 2005

	Partners	International	Small-Cap

Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	1,047.53	1,112.36	1,059.24
Expenses Paid During Period*	4.70	8.68	4.88
Annualized Expense Ratio for Period	0.91%	1.63%	0.94%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by the number of days in the most recent fiscal half year (184) divided by 365 days in the current year.

Longleaf Partners Funds
EXPENSE EXAMPLE
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and expenses based on each Fund’s actual expense ratio and assumed returns of 5% per year before expenses, which are not the Funds’ actual returns. Do not use the hypothetical data below to estimate your ending account balance or expenses you paid. This information serves only to compare the ongoing costs of investing in Longleaf with other mutual funds. To do so, examine this 5% hypothetical example against the 5% hypothetical examples found in other funds’ shareholder reports.
The expenses shown in the table highlight only ongoing costs and do not reflect transactional costs that may be charged by other funds. Therefore, the third line of the table does not reveal the total relative costs of owning different funds. Since Longleaf does not charge transactions fees, you should evaluate other funds’ transaction costs to assess the total cost of ownership for comparison purposes.
Ongoing Expenses and Hypothetical 5% Return
for the period July 1, 2005 to December 31, 2005

	Partners	International	Small-Cap

Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	1,020.62	1,016.99	1,020.47
Expenses Paid During Period*	4.63	8.29	4.79
Annualized Expense Ratio for Period	0.91%	1.63%	0.94%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by the number of days in the most recent fiscal half year (184) divided by 365 days in the current year.

INFORMATION ON BOARDS OF TRUSTEES
Each Fund is served by a separate Board of Trustees composed of eight members. The membership of each Board is the same. There is no stated term of service, and Trustees continue to serve after election until resignation. All Trustees presently serving except for Rex M. Deloach were elected or re-elected at a meeting of shareholders held on September 19, 2001 in Boston, Massachusetts.

Length of Service
Name, Age	Positions Held	as Trustee
And Address	With Funds	(Year Began)

Affiliated or Interested Trustees*

O. Mason Hawkins, CFA, (57) 6410 Poplar Ave., Suite 900 Memphis, TN 38119	Co-Portfolio Manager	Partners Fund International Fund Small-Cap Fund	1987 1998 1989

Margaret H. Child (50) 137 Marlborough Street #3 Boston, MA 02116	Trustee	Partners Fund International Fund Small-Cap Fund	2001 2001 2001

Independent or Non-Interested Trustees

Chadwick H. Carpenter, Jr. (55) 42366 N. 111th Place Scottsdale, AZ 85262	Trustee	Partners Fund International Fund Small-Cap Fund	1993 1998 1993

Daniel W. Connell, Jr. (57) 9009 Regency Square Blvd. Jacksonville, FL 32202	Trustee	Partners Fund International Fund Small-Cap Fund	1997 1998 1997

Rex M. Deloach (68) 154 County Road 231 Oxford, MS 38655	Trustee	Partners Fund International Fund Small-Cap Fund	2003 2003 2003

Steven N. Melnyk (58) 1535 The Greens Way Jacksonville Beach FL 32250	Trustee	Partners Fund International Fund Small-Cap Fund	1991 1998 1991

C. Barham Ray (59) 6075 Poplar Avenue, Suite 335 Memphis, TN 38119	Trustee	Partners Fund International Fund Small-Cap Fund	1992 1998 1992

Perry C. Steger (43) 1978 South Austin Avenue Georgetown, TX 78626	Chairman of the Board	Partners Fund International Fund Small-Cap Fund	2001 2001 2001

*	Mr. Hawkins is a director and officer of Southeastern Asset Management, Inc. and as such is classified as an “interested” Trustee. Ms. Child is not affiliated with Southeastern, but performs certain administration and operational functions for the Funds in Massachusetts, their state of organization, and could be deemed to be an “interested” Trustee.

INFORMATION ON BOARDS OF TRUSTEES

	Number of
Principal Occupations	Portfolios	Other
During Past 5 Years	Overseen	Directorships

Affiliated or Interested Trustees*

Chairman of the Board and Chief Executive Officer, Southeastern Asset Management, Inc.	3

Marketing Consultant since 2005; Chief Marketing Officer, Bingham McCutchen, LLP (1999-2004) (an international law firm); Director of Marketing, Arthur Andersen LLP (accounting firm) Memphis office (1991-98), Atlanta office (1998-99).	3

Independent or Non-Interested Trustees

Private Investor and Consultant since 1998; Senior Executive Officer, Progress Software Corp. (1983-98)	3

Private Investor since 2005; President and CEO, Twilight Ventures, LLC (investment holding company) (2004-2005); Senior Vice President-Marketing, Jacksonville Jaguars (NFL franchise) (1994-2004)	3

President, Financial Insights, Inc. (financial consulting and litigation support) since 2002; Vice President, The Oxford Company (private land and timber, investments) since 1994.	3

Real Estate Development, The Sea Island Company, since 2005; Private Investor and Consultant since 1997; Golf Commentator, ABC Sports since 1991; President, Riverside Golf Group, Inc. since 1989.	3	Director, First Coast Community Bank, Fernandina Beach, FL

Partner, SSM Corp. (venture capital firm) since 1974.	3

President, Steger & Bizzell Engineering, Inc. (engineering firm) since 2003; Director of Product Strategy, National Instruments, Inc. (1996-2003)	3

Longleaf Partners Funds
FUND INFORMATION
The following additional information may be obtained without charge, upon request, by calling 1-800-445-9469, Option 1, or on the Funds’ website at www.longleafpartners.com, or on the SEC’s website at www.sec.gov.
Proxy Voting Policies and Procedures
A description of Longleaf’s Proxy Voting Policies and Procedures is included in the Statement of Additional Information (SAI).
Proxy Voting Record
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is contained in Form N-PX.
Quarterly Portfolio Holdings
Longleaf files a complete schedule of portfolio holdings for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (please call 1-800-SEC-0330 for information on the operation of the Public Reference Room).
In addition to Form N-Q, Longleaf publishes reports for each fiscal quarter. These reports include complete schedules of portfolio holdings, as well as performance updates and letters from portfolio managers. We furnish Longleaf’s Quarterly Reports in lieu of Form N-Q to shareholders who request information about our first and third quarter portfolio holdings, and Semi-Annual and Annual Reports for requests related to the second and fourth quarters, respectively.
Fund Trustees
Additional information about Fund Trustees is included in the Statement of Additional Information (SAI).

Longleaf Partners Funds
SERVICE DIRECTORY
Contact us at www.longleafpartners.com or
(800) 445-9469

FUND INFORMATION	OPTION 1
To request a Prospectus, Statement of Additional Information (including
Longleaf’s Proxy Voting Policies and Procedures), financial report, application or other Fund information from 7:00 a.m. to 7:00 p.m. Eastern time, Monday through Friday.

DAILY FUND PRICES	OPTION 2
For automated reporting 24 hours a day, seven days a week.

ACCOUNT INFORMATION	OPTION 3
For account balance and transaction activity, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

SHAREHOLDER INQUIRIES	OPTION 0
To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.
CORRESPONDENCE

By regular mail:	By express mail or overnight courier:
Longleaf Partners Funds	Longleaf Partners Funds
P.O. Box 9694	c/o PFPC
Providence, RI 02940-9694	101 Sabin Street
Pawtucket, RI 02860
(508) 871-8800
PUBLISHED DAILY PRICE QUOTATIONS
Daily net asset value per share of each Fund is reported in mutual fund quotations tables of major newspapers in alphabetical order under the bold heading Longleaf Partners as follows:

			Transfer Agent	Closed to
Abbreviation	Symbol	Cusip	Fund Number	New Investors

Partners	LLPFX	543069108	133	7-16-04
Intl	LLINX	543069405	136	2-6-04
Sm-Cap	LLSCX	543069207	134	7-31-97

Longleaf Partners Funds ®
c/o PFPC
P.O. Box 9694
Providence, RI 02940-9694
(800) 445-9469
www.longleafpartners.com

Item 2.     Code of Ethics.

On December 8, 2003, the Boards of Trustees of the Longleaf Partners Funds adopted a Code of Ethics applicable to officers of Southeastern Asset Management, Inc. performing the principal executive function, the principal financial function, and the principal legal function for the Funds. On September 28, 2004, Longleaf’s Trustees amended the Code to include a role for the Fund’s Chief Compliance Officer in addressing issues under the Code. A copy of this Code of Ethics, as amended, is attached as Exhibit 99.CODE ETH.

Item 3.     Audit Committee Financial Expert.

On December 8, 2003, the Independent Trustees of the Longleaf Partners Funds selected Rex M. Deloach to replace G. Staley Cates as Trustee, effective upon Mr. Cates resignation from the Boards December 31, 2003. Mr. Deloach is “independent” as defined by Item 3 of Form N-CSR, and serves as chairman of the Audit Committee. The Trustees have determined that Mr. Deloach meets the definition of “audit committee financial expert” as set forth in Item 3 of Form N-CSR.

In accordance with the SEC’s safe harbor rule for “audit committee financial experts,” no member designated as an audit committee financial expert shall (i) be deemed an “expert” for any other purpose or (ii) have any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on a member of the board or the audit committee not so designated. Additionally, the designation of a member or members as an “audit committee financial expert” shall in no way affect the duties, obligations or liabilities of any member of the audit committee, or the board, not so designated.

Item 4.     Principal Accountant Fees and Services.

Services		2005	2004

(a.)	Audit Fees
	Audits of the Funds	$88,000	$66,500

(b.)	Audit Related Fees
Quarterly tax diversification review, tax department review of financial statements		$32,800	$30,500

(c.)	Tax Fees
Preparation of tax returns, tax consultation and research		$33,200	$29,475

(d.)	All other fees	$0	$0

PricewaterhouseCoopers LLP (PwC) serves as the principal accountant for the Longleaf Partners Funds. With respect to PwC’s 2005 engagement to provide audit, audit-related and tax services to the Funds, the Audit Committee specifically pre-approved the engagement by unanimous written consent in April 2005. With respect to PwC’s 2004 engagement to provide audit, audit-related and tax services to the Funds, the Audit Committee specifically pre-approved the engagement at the March 5, 2004 Meeting of the Boards of Trustees. Under Longleaf’s Audit Committee Charter, the Audit Committee must pre-approve all audit and non-audit services. No additional pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X have been adopted. No services included in (b.) through (d.) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. PWC has not provided any services to Longleaf’s investment adviser or any affiliated entity for the last 2 fiscal years. Accordingly, no consideration was necessary regarding the impact such services might have on PWC’s independence.

Item 5.     Audit Committee of Listed Registrants.

Not applicable.

Item 6.     Schedule of Investments.

A complete schedule of investments for the period ended December 31, 2005 is included in the Annual Report filed under Part I of this form.

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.     Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board or directors.

Item 11.     Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act to 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

At the date of filing this Form N-CSR, the registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting during the second fiscal quarter of the period covered by this report (ie, the fourth quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.     Exhibits.

Exhibit 99. CODE/ETH Code of Ethics required by Item 2.

Exhibit 99. CERT Certification Required by Item 12(a)(2) of Form N-CSR

Exhibit 99.906 CERT Certification Pursuant to Section 906 of the Sarbanes Oxley Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Longleaf Partners Funds Trust

By	/s/ O. Mason Hawkins

O. Mason Hawkins Trustee Longleaf Partners Funds Trust

Date	February 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ O. Mason Hawkins

O. Mason Hawkins Chairman and CEO, Southeastern Asset Management, Inc. Functioning as principal executive officer under agreements with Longleaf Partners Funds Trust and its separate series

Date	February 21, 2006

By	/s/ Julie M. Douglas

Julie M. Douglas
Vice President & CFO – Mutual Funds, Southeastern Asset Management, Inc. Functioning as principal financial officer under agreements with Longleaf Partners Funds Trust and its separate series

Date	February 21, 2006

A signed original of this written statement has been provided to Longleaf Partners Funds Trust and will be retained by Longleaf Partners Funds Trust and furnished to the Securities and Exchange Commission or its staff upon request.